SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                   Form 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): OCTOBER 31, 1996


                          Glasgal Communications, Inc.
--------------------------------------------------------------------------------
    (Exact name of registrant as specified in its charter)


     Delaware                      0-20688                    94-2914253
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                (IRS Employer
     of incorporation)           File Number)             Identification No.)


                 151 Veterans Drive, Northvale, New Jersey 07647
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (201) 768-8082


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (a) The Registrant hereby amends Item 7 of this Form 8-K by including the required Financial Statements of Datatec Industries Inc., a New Jersey corporation ("Datatec").

         (b) The Registrant hereby amends Item 7 of this Form 8-K by including the requisite pro forma financial information of the Datatec acquisition.

         (c)  Exhibits:

                  2 Stock Purchase Agreement dated as of October 31, 1996 by and among Glasgal Communications, Inc., Datatec Industries Inc. and Those Stockholders Listed on
                           Schedule 1.1 Thereto (previously filed on this Report on Form 8-K).

                  20 News Release of Glasgal Communications, Inc. dated October 31, 1996 (previously filed on this Report on Form 8-K).

                  23.1     Consent of Arthur Andersen LLP.

                  99.1     Financial Statements of Datatec Industries Inc.

                  99.2     Pro forma financial information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 GLASGAL COMMUNICATIONS, INC.


                                 By:/s/ James Caci
                                    --------------
                                    James Caci
                                    Chief Financial Officer


DATE:  December 13, 1996


                                       -3-